EXHIBIT A
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                          AMERICA SERVICE GROUP INC.
                         AMENDED INCENTIVE STOCK PLAN

          1.   Purpose.  The America Service Group Inc. Amended Incentive
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Stock Plan (the"Plan") is intended to provide incentives which will attract and retain highly competent persons as officers, key employees and non-employee directors of America Service Group Inc. and its subsidiaries (the "Company"), as well as independent contractors providing consulting or advisory services to the Company, by providing them opportunities to acquire shares of Common Stock of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits described herein.

          2.   Administration.  The Plan will be administered by the Incentive
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Stock Committee (the "Committee") appointed by the Board of Directors of the
Company from among its member which shall be comprised of not less than two non-employee members of the Board provided, however, that as long as the Common Stock of the Company is registered under the Securities Exchange Act of 1934, members of the Committee must qualify as disinterested persons within the meaning of Securities and Exchange Commission Regulation S 240.16b-3(c)(2)(i). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives.

          3.   Participants.  Participants will consist of such key employees
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(including officers) and non-employee directors of the Company, and independent contractors providing consulting or advisory services to the Company, as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Notwithstanding the preceding sentence, members of the Committee will not be eligible to receive benefits under this Plan (other than as provided in Paragraph 6(e) hereof) as long as the Common Stock of the company is registered under the Securities Exchange Act of 1934. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

          4.   Types of Benefits.  Benefits under the Plan may be granted in
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any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights,
and (c) Stock Awards, all as described below (collectively "Benefits").

          5.   Shares Reserved under the Plan.  There is hereby reserved for
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issuance under the Plan an aggregate of 1,075,000 shares of Common Stock, which may be authorized but unissued or treasury shares, including shares of Common Stock subject to options originally outstanding under the Company's Employee's 1986 Stock Option Plan, as amended, (the "1986 Plan"). Any shares subject to Stock Options or Stock Appreciation Rights or issued under such options or rights or as Stock Awards under the 1986 Plan or this Plan may thereafter be subject to new options, rights or awards under this Plan if there is a lapse, expiration or termination of any such options or rights prior to issuance of the shares or the payment of the equivalent or if shares are issued under such options or rights or as such awards, and thereafter are reacquired by the Company without consideration pursuant to rights reserved by the Company upon issuance thereof or otherwise. No participant hereunder may receive in any calendar year Stock Options and Stock Appreciation Rights for more than 250,000 shares of Common Stock hereunder.

          6.   Stock Options.  Stock Options will consist of awards from the
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Company, in the form of agreements, which will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price. Stock Options may be "incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock
Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

          (a)  Option-Price.  Stock Options granted hereunder shall have such
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     per-share option price as the Committee may determine at the date of grant provided, however, that the per-share option price for Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted.

          (b)  Payment of Option Price.  The option purchase price may be paid
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     by check or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant. In the discretion of the Committee, payment may also be made by any other means (including cashless exercise as permitted under Federal Reserve Board Regulation T) consistent with the Plan's purpose and applicable law. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          (c)  Exercise Period.  Stock Options granted under the Plan shall be
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     exercisable not later than ten years after the date they are granted.
     All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option at the date of grant. The Committee may provide, either at the time of grant or subsequently, that a Stock Option include the right to acquire a replacement Stock Option upon exercise of the original Stock Option (in whole or in part) prior to termination of employment of the participant and through payment of the exercise price in shares of Common Stock. The terms and conditions of a replacement option shall be determined by the Committee in its sole discretion.

          (d)  Limitations on Incentive Stock Options.  Incentive Stock
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     Options may be granted only to participants who are employees of the
     Company at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

          (e)  Automatic Grants to Non-Employee Directors.  Each non-employee
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     director of the Company who first becomes a member of the Board on or after May 1, 1996 shall, subject to the number of shares remaining available under this Plan, automatically receive, on the date he or she first becomes a director of the Company, a Nonqualified Stock Option to purchase 15,000 shares of Common Stock, at an exercise price per share equal to 100% of the Fair Market Value of the Common Stock on the date of receipt of such option. For purposes of this Plan, a non-employee director is any person who is a member of the Board of the Company and who is not an employee of or an independent contractor providing consulting or advisory services to the Company.

         7.    Stock Appreciation Rights.  The Committee may, in its
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discretion, grant Stock Appreciation Rights to the holders of any Stock
Options granted hereunder.  In addition, Stock
Appreciation Rights may be granted independently of and without relation to options. Each Stock Appreciation Right shall be subject to such terms and conditions consistent with the Plan as the Committee shall impose from time to time, including the following:

          (a) A Stock Appreciation Right relating to a Stock Option may be made part of such option at the time of its grant or at any time thereafter up to six months prior to its expiration.

          (b) Each Stock Appreciation Right will entitle the holder to elect to receive the appreciation in the Fair Market Value of the shares subject thereto up to the date the right is exercised. In the case of a right issued in relation to a Stock Option, such appreciation shall be measured from not less than the option price and in the case of a right issued independently of any Stock Option, such appreciation shall be measured from not less than the Fair Market Value of the Common Stock on the date the right is granted. Payment of such appreciation shall be made in cash or in Common Stock, or a combination thereof, as set forth in the award, but no Stock Appreciation Right shall entitle the holder to receive, upon exercise thereof, more than the number of shares of Common Stock (or cash of equal value) with respect to which the right is granted.

          (c) Each Stock Appreciation Right will be exercisable at the times and to the extent set forth therein, but no Stock Appreciation Right may be exercisable earlier than six months after the date it was granted or later than the earlier of (i) the remaining term of the related option, if any, or (ii) ten years after it was granted. Exercise of a Stock Appreciation Right shall reduce the number of shares issuable under the Plan (and the related option, if any) by the number of shares with respect to which the right is exercised.

          8.   Stock Awards.  Stock Awards will consist of Common Stock
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transferred to participants for such consideration as the Committee shall determine (or for no consideration) as additional compensation for services to the Company. Stock Awards shall be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares, and rights of the Company to reacquire such shares upon termination of the participant's employment within specified periods and/or if performance goals established by the Committee are not achieved.

         9.    Adjustment Provisions.
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          (a)  If the Company shall at any time change the number of issued shares of Common Stock without new consideration to the Company (such as by stock dividends or stock splits), the total number of shares reserved for issuance under this Plan and the number of shares covered by each outstanding Benefit shall be adjusted so that the aggregate consideration payable to the Company and the value of each such Benefit shall not be changed. The Committee may also provide for the continuation of Benefits or for other equitable adjustments after changes in the Common Stock resulting from reorganization, sale, merger, consolidation or similar occurrence.

          (b) Notwithstanding any other provision of this Plan, and without affecting the number of shares otherwise reserved or available hereunder, the Committee may authorize the issuance or assumption of Benefits in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

          (c) In the case of any merger, consolidation or combination of the Company with or into another corporation, other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"):

               (i) any participant to whom a Stock Option has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such option) thereafter and during the term of such option, to receive upon exercise thereof the Acquisition Consideration (as defined below) receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of such option or portion thereof, as the case may be, immediately prior to such Acquisition; and

               (ii) any participant to whom a Stock Appreciation Right has been granted under the Plan shall have the right (subject to the provisions of the Plan and any limitation applicable to such right) thereafter and during the term of such right to receive upon exercise thereof the difference between the aggregate Fair Market Value of the Acquisition consideration receivable upon such Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the Stock Option related thereto or any portion thereof, as the case may be, immediately prior to such Acquisition and the aggregate option price of the related option, or the aggregate Fair Market Value on the date of grant of the right, whichever is applicable.

The term "Acquisition consideration" shall mean the kind and amount of shares of the surviving or new corporation, cash, securities, evidence of indebted-ness, other property or any combination thereof receivable in respect of one share of Common Stock of the Company upon consummation of an Acquisition.

          10.  Nontransferability.  Each Benefit granted under the Plan to a
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participant shall not be transferable by him otherwise than by law or by will or the laws of descent and distribution, and shall be exercisable, during his lifetime, only by him. In the event of the death of a participant while the participant is rendering services to the Company, each Benefit theretofore granted to him shall be exercisable during such period after his death as the Committee shall in its discretion set forth in such Benefit at the date of grant (but not beyond the stated duration-of the Benefit) and then only:

          (a) By the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant's rights under the Benefit shall pass by will or the laws of descent and distribution; and

          (b) To the extent that the deceased participant was entitled to do so at the date of his death.

Notwithstanding the foregoing, at the discretion of the Committee, a Benefit may permit the transfer of the Benefit by the participant solely to members of the participant's immediate family or trusts or family partnerships for the benefit of such persons subject to such terms and conditions as may be established by the Committee.

          11.  Other Provisions.  The award of any Benefit under the Plan may
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also be subject to such other provisions (whether or not applicable to the
Benefit awarded to any other participant) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Stock under Stock Options, provisions for the installment exercise of Stock Appreciation Rights, provisions to assist the participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of Shares acquired under any form of Benefit, provisions for the acceleration of exercisability of Benefits in the event of a change of control of the Company, provisions for the payment of the value of Benefits to participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with Federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

          12.  Fair Market Value.  For purposes of this Plan and any Benefits
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awarded hereunder, Fair Market Value of Common Stock shall be the mean between the highest and lowest sale prices for the Company's Common Stock as reported in The Wall Street Journal under the heading "NASDAQ National Market" (or
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equivalent recognized source of quotations) on the date of calculation (or on the next preceding trading date if Common Stock was not traded on the date of calculation), provided, however, that if the Company's Common Stock is not at any time listed for trading on the NASDAQ National Market System, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

          13.  Withholdings.  All payments or distributions made pursuant to
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the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. The Committee may, in its discretion and subject to such rules as it may adopt, permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a Nonqualified Stock Option or Stock Appreciation Right or (b) the receipt of Stock Awards, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount to be withheld.

          14.  Tenure.  A participant's right, if any, to continue to serve
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the Company as an officer, employee, director, independent contractor, or otherwise, shall not be enlarged or otherwise affected by his designation as a participant under the Plan.

          15.  Duration.  Amendment and Termination.  No Benefit shall be
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granted after March 1, 2006; provided, however, that the terms and conditions applicable to any Benefit granted prior to such date may at any time before such date or thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder, under this Plan or under any other present or future plan of the Company, Benefits may be granted to such participant in substitution and exchange for, and in cancellation of, any Benefits previously granted such participant under this Plan, or any Benefit previously granted to him under the 1986 Plan or any other present or future plan of the Company. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time provided, however, that Paragraph 6(e) of this Plan may not be amended
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more frequently than once every six months.  However, no action authorized by this paragraph shall reduce the amount of any existing Benefit or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) materially increase the total number of shares which may be issued under the Plan; (ii) materially increase the amount or type of Benefits that may be granted under the Plan; (iii) materially modify the requirements as to eligibility for Benefits under the Plan; (iv) result in any member of the Committee losing his or her status as a disinterested person under Securities and Exchange Commission Regulation S 240.16b-3(c)(2)(i); or (v) result in the Plan losing its status as a protected plan under Securities and Exchange Commission Rule 16b-3.

          16.  Stockholder Approval.  The Plan was adopted by the Board of
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Directors of the Company on March 19, 1996.  The Plan and any Benefits granted thereunder shall be null and void (to the extent the Plan and such Benefits incorporate provisions and/or utilize shares of Common Stock not provided for in, or available under, the Plan prior to such adoption by the Board of Directors) if stockholder approval is not obtained within twelve (12) months of the adoption of the Plan by the Board of Directors.